Exhibit 99.1

KRAFT FOODS INC

and Subsidiaries

Segment Realignment - Net Revenues

Quarterly 2007

($ in millions) (Unaudited)

	Q1	Q2	Q3	Q4	Year
2007 Net Revenues - As Reported
North America Beverages	$826	$854	$773	$782	$3,235
North America Cheese & Foodservice	1,468	1,540	1,537	1,837	6,382
North America Convenient Meals	1,246	1,274	1,311	1,266	5,097
North America Grocery	623	776	602	698	2,699
North America Snacks & Cereals	1,539	1,618	1,655	1,714	6,526
European Union	1,750	1,841	1,855	2,508	7,954
Developing Markets	1,134	1,302	1,321	1,591	5,348

2007 Net Revenues - As Reported	$8,586	$9,205	$9,054	$10,396	$37,241

Segment Realignment
North America Beverages (to Canada & N.A. Foodservice)	(49)	(66)	(61)	(69)	(245)
North America Cheese & Foodservice (to Canada & N.A. Foodservice)	(588)	(656)	(678)	(715)	(2,637)
North America Convenient Meals (to Canada & N.A. Foodservice; to U.S. Grocery)	(286)	(262)	(316)	(328)	(1,192)
North America Grocery (from N.A. Convenient Meals; to Canada & N.A. Foodservice)	158	97	155	168	578
North America Snacks & Cereals (to Canada & N.A. Foodservice)	(143)	(154)	(180)	(195)	(672)
Canada & N.A. Foodservice (from N.A. Segments)	908	1,041	1,080	1,139	4,168

2007 Net Revenues - As Restated
U.S. Beverages	$777	$788	$712	$713	$2,990
U.S. Cheese	880	884	859	1,122	3,745
U.S. Convenient Meals	960	1,012	995	938	3,905
U.S. Grocery	781	873	757	866	3,277
U.S. Snacks & Cereals	1,396	1,464	1,475	1,519	5,854
Canada & N.A. Foodservice	908	1,041	1,080	1,139	4,168
European Union	1,750	1,841	1,855	2,508	7,954
Developing Markets	1,134	1,302	1,321	1,591	5,348

2007 Net Revenues - As Restated	$8,586	$9,205	$9,054	$10,396	$37,241

KRAFT FOODS INC

and Subsidiaries

Segment Realignment - Operating Income

Quarterly 2007

($ in millions) (Unaudited)

	Q1	Q2	Q3	Q4	Year
2007 Operating Income - As Reported
Segment Operating Income:
North America Beverages	$139	$134	$(4)	$68	$337
North America Cheese & Foodservice	193	149	159	120	621
North America Convenient Meals	183	158	185	169	695
North America Grocery	200	267	184	166	817
North America Snacks & Cereals	248	266	240	264	1,018
European Union	118	125	129	199	571
Developing Markets	93	136	137	125	491

General Corporate Expenses	(50)	(43)	(46)	(67)	(206)
Amortization of Intangibles	(2)	(4)	(3)	(4)	(13)

2007 Operating Income - As Reported	$1,122	$1,188	$981	$1,040	$4,331

Segment Realignment
North America Beverages (to Canada & N.A. Foodservice)	–	(4)	(4)	(7)	(15)
North America Cheese & Foodservice (to Canada & N.A. Foodservice)	(41)	(55)	(73)	(51)	(220)
North America Convenient Meals (to Canada & N.A. Foodservice; to U.S. Grocery)	(74)	(50)	(81)	(90)	(295)
North America Grocery (from N.A. Convenient Meals; to Canada & N.A. Foodservice)	47	8	39	99	193
North America Snacks & Cereals (to Canada & N.A. Foodservice)	(14)	(14)	(14)	(31)	(73)
Canada & N.A. Foodservice (from N.A. Segments)	82	115	133	80	410

2007 Operating Income - As Restated
Segment Operating Income:
U.S. Beverages	$139	$130	$(8)	$61	$322
U.S. Cheese	152	94	86	69	401
U.S. Convenient Meals	109	108	104	79	400
U.S. Grocery	247	275	223	265	1,010
U.S. Snacks & Cereals	234	252	226	233	945
Canada & N.A. Foodservice	82	115	133	80	410
European Union	118	125	129	199	571
Developing Markets	93	136	137	125	491

General Corporate Expenses	(50)	(43)	(46)	(67)	(206)
Amortization of Intangibles	(2)	(4)	(3)	(4)	(13)

2007 Operating Income - As Restated	$1,122	$1,188	$981	$1,040	$4,331

KRAFT FOODS INC

and Subsidiaries

Segment Realignment - Net Revenues

Full Year 2005 and Quarterly 2006

($ in millions) (Unaudited)

	2005 Year	2006
		Q1	Q2	Q3	Q4	Year

Net Revenues - As Reported
North America Beverages	$3,056	$795	$819	$731	$743	$3,088
North America Cheese & Foodservice	6,244	1,469	1,495	1,446	1,668	6,078
North America Convenient Meals	4,719	1,214	1,230	1,232	1,187	4,863
North America Grocery	3,024	632	790	597	712	2,731
North America Snacks & Cereals	6,250	1,533	1,611	1,585	1,629	6,358
European Union	6,714	1,467	1,539	1,544	2,122	6,672
Developing Markets	4,106	1,013	1,135	1,108	1,310	4,566

Net Revenues - As Reported	$34,113	$8,123	$8,619	$8,243	$9,371	$34,356

Segment Realignment
North America Beverages (to Canada & N.A. Foodservice)	(204)	(40)	(57)	(52)	(53)	(202)
North America Cheese & Foodservice (to Canada & N.A. Foodservice)	(2,587)	(606)	(639)	(625)	(664)	(2,534)
North America Convenient Meals (to Canada & N.A. Foodservice; to U.S. Grocery)	(1,192)	(280)	(278)	(300)	(308)	(1,166)
North America Grocery (from N.A. Convenient Meals; to Canada & N.A. Foodservice)	328	128	106	127	133	494
North America Snacks & Cereals (to Canada & N.A. Foodservice)	(482)	(126)	(140)	(138)	(144)	(548)
Canada & N.A. Foodservice (from N.A. Segments)	4,137	924	1,008	988	1,036	3,956

Net Revenues - As Restated
U.S. Beverages	$2,852	$755	$762	$679	$690	$2,886
U.S. Cheese	3,657	863	856	821	1,004	3,544
U.S. Convenient Meals	3,527	934	952	932	879	3,697
U.S. Grocery	3,352	760	896	724	845	3,225
U.S. Snacks & Cereals	5,768	1,407	1,471	1,447	1,485	5,810
Canada & N.A. Foodservice	4,137	924	1,008	988	1,036	3,956
European Union	6,714	1,467	1,539	1,544	2,122	6,672
Developing Markets	4,106	1,013	1,135	1,108	1,310	4,566

Net Revenues - As Restated	$34,113	$8,123	$8,619	$8,243	$9,371	$34,356

KRAFT FOODS INC

and Subsidiaries

Segment Realignment - Operating Income

Full Year 2005 and Quarterly 2006

($ in millions) (Unaudited)

	2005 Year	2006
		Q1	Q2	Q3	Q4	Year
Operating Income - As Reported
Segment Operating Income:
North America Beverages	$463	$147	$115	$83	$(140)	$205
North America Cheese & Foodservice	921	203	179	233	271	886
North America Convenient Meals	793	200	185	183	346	914
North America Grocery	724	204	294	176	245	919
North America Snacks & Cereals	930	142	269	255	163	829
European Union	722	129	86	347	(14)	548
Developing Markets	400	35	98	122	161	416

General Corporate Expenses	(194)	(41)	(47)	(43)	(58)	(189)
Amortization of Intangibles	(10)	(2)	(3)	(1)	(1)	(7)

Operating Income - As Reported	$4,749	$1,017	$1,176	$1,355	$973	$4,521

Segment Realignment
North America Beverages (to Canada & N.A. Foodservice)	(5)	–	1	1	(3)	(1)
North America Cheese & Foodservice (to Canada & N.A. Foodservice)	(236)	(49)	(59)	(62)	(56)	(226)
North America Convenient Meals (to Canada & N.A. Foodservice; to U.S. Grocery)	(319)	(63)	(65)	(79)	(295)	(502)
North America Grocery (from N.A. Convenient Meals; to Canada & N.A. Foodservice)	295	36	18	38	243	335
North America Snacks & Cereals (to Canada & N.A. Foodservice)	(72)	(11)	(18)	(18)	(8)	(55)
Canada & N.A. Foodservice (from N.A. Segments)	337	87	123	120	119	449

Operating Income - As Restated
Segment Operating Income:
U.S. Beverages	$458	$147	$116	$84	$(143)	$204
U.S. Cheese	685	154	120	171	215	660
U.S. Convenient Meals	474	137	120	104	51	412
U.S. Grocery	1,019	240	312	214	488	1,254
U.S. Snacks & Cereals	858	131	251	237	155	774
Canada & N.A. Foodservice	337	87	123	120	119	449
European Union	722	129	86	347	(14)	548
Developing Markets	400	35	98	122	161	416

General Corporate Expenses	(194)	(41)	(47)	(43)	(58)	(189)
Amortization of Intangibles	(10)	(2)	(3)	(1)	(1)	(7)

Operating Income - As Restated	$4,749	$1,017	$1,176	$1,355	$973	$4,521

Kraft Foods Inc.

Reconciliation of GAAP and Non-GAAP Information

Net Revenues

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

						% Change		Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non-GAAP)	As Restated (GAAP)	Organic (Non- GAAP)	Volume		Mix		Price

2007 Reconciliation

U.S. Beverages	$2,990	$(72)	$–	$–	$2,918	3.6%	5.2%	1.8	pp	2.5	pp	0.9	pp
U.S. Cheese	3,745	–	–	–	3,745	5.7%	5.7%	0.2		0.8		4.7
U.S. Convenient Meals	3,905	–	–	–	3,905	5.6%	5.6%	3.4		1.6		0.6
U.S. Grocery	3,277	–	–	–	3,277	1.6%	3.5%	(0.6)		2.1		2.0
U.S. Snacks & Cereals	5,854	(9)	–	–	5,845	0.8%	2.9%	1.0		1.9		–
Canada & N.A. Foodservice	4,168	(15)	–	(117)	4,036	5.4%	3.9%	(0.2)		0.4		3.7

North America	$23,939	$(96)	$–	$(117)	$23,726	3.6%	4.3%	0.9		1.6		1.8

European Union	7,954	–	(337)	(703)	6,914	19.2%	3.6%	3.4		1.9		(1.7)
Developing Markets	5,348	–	(7)	(250)	5,091	17.1%	11.5%	4.0		2.4		5.1

Kraft Foods	$37,241	$(96)	$(344)	$(1,070)	$35,731	8.4%	5.1%	1.7	pp	1.8	pp	1.6	pp

2006 Reconciliation

U.S. Beverages	$2,886	$(112)	$–	$–	$2,774
U.S. Cheese	3,544	–	–	–	3,544
U.S. Convenient Meals	3,697	–	–	–	3,697
U.S. Grocery	3,225	(59)	–	–	3,166
U.S. Snacks & Cereals	5,810	(127)	–	–	5,683
Canada & N.A. Foodservice	3,956	(71)	–	–	3,885

North America	$23,118	$(369)	$–	$–	$22,749

European Union	6,672	–	–	–	6,672
Developing Markets	4,566	–	–	–	4,566

Kraft Foods	$34,356	$(369)	$–	$–	$33,987

Kraft Foods Inc.

Reconciliation of GAAP and Non-GAAP Information

Operating Income

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non- Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)		Excluding Items (Non- GAAP)

2007 Reconciliation

U.S. Beverages	$322	$20	$120	$5	$467	57.8%		16.8%
U.S. Cheese	401	78	–	–	479	(39.2%	)	(36.3%	)
U.S. Convenient Meals	400	37	–	–	437	(2.9%	)	(12.9%	)
U.S. Grocery	1,010	29	–	–	1,039	(19.5%	)	(3.6%	)
U.S. Snacks & Cereals	945	33	–	(12)	966	22.1%		(3.6%	)
Canada & N.A. Foodservice	410	60	–	–	470	(8.7%	)	(2.7%	)

North America	$3,488	$257	$120	$(7)	$3,858	(7.1%	)	(8.5%	)

European Union	571	152	10	–	733	4.2%		1.8%
Developing Markets	491	50	–	(8)	533	18.0%		4.7%
Corporate Items	(219)	–	–	–	(219)	(11.7%	)	(11.7%	)

Kraft Foods Operating Income	$4,331	$459	$130	$(15)	$4,905	(4.2%	)	(6.6%	)

2006 Reconciliation

U.S. Beverages	$204	$26	$75	$95	$400
U.S. Cheese	660	92	–	–	752
U.S. Convenient Meals	412	90	–	–	502
U.S. Grocery	1,254	50	–	(226)	1,078
U.S. Snacks & Cereals	774	55	168	5	1,002
Canada & N.A. Foodservice	449	25	–	9	483

North America	$3,753	$338	$243	$(117)	$4,217

European Union	548	253	170	(251)	720
Developing Markets	416	82	11	–	509
Corporate Items	(196)	–	–	–	(196)

Kraft Foods Operating Income	$4,521	$673	$424	$(368)	$5,250

Kraft Foods Inc.

Reconciliation of GAAP and Non-GAAP Information

Net Revenues

For the Three Months Ended March 31,

($ in millions) (Unaudited)

						% Change			Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)	As Restated (GAAP)		Organic (Non- GAAP)	Volume		Mix		Price

2007 Reconciliation

U.S. Beverages	$777	$(23)	$–	$–	$754	2.9%		4.1%	2.7	pp	0.8	pp	0.6	pp
U.S. Cheese	880	–	–	–	880	2.0%		2.0%	2.3		–		(0.3)
U.S. Convenient Meals	960	–	–	–	960	2.8%		2.8%	2.3		0.8		(0.3)
U.S. Grocery	781	–	–	–	781	2.8%		5.5%	0.6		2.9		2.0
U.S. Snacks & Cereals	1,396	(9)	–	–	1,387	(0.8%	)	2.7%	1.6		2.0		(0.9)
Canada & N.A. Foodservice	908	(5)	–	3	906	(1.7%	)	1.5%	(1.2)		1.1		1.6

North America	$5,702	$(37)	$–	$3	$5,668	1.0%		3.0%	1.4		1.3		0.3

European Union	1,750	–	(97)	(144)	1,509	19.3%		2.9%	3.0		1.9		(2.0)
Developing Markets	1,134	–	–	(31)	1,103	11.9%		8.9%	1.7		3.6		3.6

Kraft Foods	$8,586	$(37)	$(97)	$(172)	$8,280	5.7%		3.7%	1.6	pp	1.8	pp	0.3	pp

2006 Reconciliation

U.S. Beverages	$755	$(31)	$–	$–	$724
U.S. Cheese	863	–	–	–	863
U.S. Convenient Meals	934	–	–	–	934
U.S. Grocery	760	(20)	–	–	740
U.S. Snacks & Cereals	1,407	(57)	–	–	1,350
Canada & N.A. Foodservice	924	(31)	–	–	893

North America	$5,643	$(139)	$–	$–	$5,504

European Union	1,467	–	–	–	1,467
Developing Markets	1,013	–	–	–	1,013

Kraft Foods	$8,123	$(139)	$–	$–	$7,984

Kraft Foods Inc.

Reconciliation of GAAP and Non-GAAP Information

Operating Income

For the Three Months Ended March 31,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non- Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)		Excluding Items (Non- GAAP)

2007 Reconciliation

U.S. Beverages	$139	$3	$–	$–	$142	(5.4%	)	(4.7%	)
U.S. Cheese	152	12	–	–	164	(1.3%	)	0.6%
U.S. Convenient Meals	109	11	–	–	120	(20.4%	)	(13.0%	)
U.S. Grocery	247	6	–	–	253	2.9%		(1.9%	)
U.S. Snacks & Cereals	234	8	–	(12)	230	78.6%		(3.4%	)
Canada & N.A. Foodservice	82	4	–	–	86	(5.7%	)	(8.5%	)

North America	$963	$44	$–	$(12)	$995	7.5%		(4.3%	)

European Union	118	37	–	–	155	(8.5%	)	3.3%
Developing Markets	93	7	–	–	100	100.0+%		13.6%
Corporate Items	(52)	–	–	–	(52)	(20.9%	)	(20.9%	)

Kraft Foods Operating Income	$1,122	$88	$–	$(12)	$1,198	10.3%		(3.0%	)

2006 Reconciliation

U.S. Beverages	$147	$2	$–	$–	$149
U.S. Cheese	154	9	–	–	163
U.S. Convenient Meals	137	1	–	–	138
U.S. Grocery	240	18	–	–	258
U.S. Snacks & Cereals	131	6	99	2	238
Canada & N.A. Foodservice	87	6	–	1	94

North America	$896	$42	$99	$3	$1,040

European Union	129	21	–	–	150
Developing Markets	35	42	11	–	88
Corporate Items	(43)	–	–	–	(43)

Kraft Foods Operating Income	$1,017	$105	$110	$3	$1,235

Kraft Foods Inc.

Reconciliation of GAAP and Non-GAAP Information

Net Revenues

For the Three Months Ended June 30,

($ in millions) (Unaudited)

						% Change				Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)	As Restated (GAAP)		Organic (Non-GAAP)		Volume		Mix		Price

2007 Reconciliation

U.S. Beverages	$788	$(25)	$–	$–	$763	3.4%		4.7%		(2.7	)pp	6.9	pp	0.5	pp
U.S. Cheese	884	–	–	–	884	3.3%		3.3%		(1.7)		1.1		3.9
U.S. Convenient Meals	1,012	–	–	–	1,012	6.3%		6.3%		3.3		1.5		1.5
U.S. Grocery	873	–	–	–	873	(2.6%	)	(0.9%	)	(3.2)		1.4		0.9
U.S. Snacks & Cereals	1,464	–	–	–	1,464	(0.5%	)	2.7%		(0.2)		2.7		0.2
Canada & N.A. Foodservice	1,041	(4)	–	–	1,037	3.3%		4.7%		(0.4)		1.4		3.7

North America	$6,062	$(29)	$–	$–	$6,033	2.0%		3.4%		(1.0)		2.7		1.7

European Union	1,841	–	(114)	(157)	1,570	19.6%		2.0%		1.8		1.6		(1.4)
Developing Markets	1,302	–	(4)	(33)	1,265	14.7%		11.5%		3.7		2.0		5.8

Kraft Foods	$9,205	$(29)	$(118)	$(190)	$8,868	6.8%		4.2%		0.0	pp	2.5	pp	1.7	pp

2006 Reconciliation

U.S. Beverages	$762	$(33)	$–	$–	$729
U.S. Cheese	856	–	–	–	856
U.S. Convenient Meals	952	–	–	–	952
U.S. Grocery	896	(15)	–	–	881
U.S. Snacks & Cereals	1,471	(46)	–	–	1,425
Canada & N.A. Foodservice	1,008	(18)	–	–	990

North America	$5,945	$(112)	$–	$–	$5,833

European Union	1,539	–	–	–	1,539
Developing Markets	1,135	–	–	–	1,135

Kraft Foods	$8,619	$(112)	$–	$–	$8,507

Kraft Foods Inc.

Reconciliation of GAAP and Non-GAAP Information

Operating Income

For the Three Months Ended June 30,

($ in millions) (Unaudited)

	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non- Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	% Change
						As Restated (GAAP)		Excluding Items (Non- GAAP)

2007 Reconciliation

U.S. Beverages	$130	$8	$–	$–	$138	12.1%		10.4%
U.S. Cheese	94	40	–	–	134	(21.7%	)	(22.1%	)
U.S. Convenient Meals	108	4	–	–	112	(10.0%	)	(27.7%	)
U.S. Grocery	275	15	–	–	290	(11.9%	)	(10.5%	)
U.S. Snacks & Cereals	252	8	–	–	260	0.4%		(1.5%	)
Canada & N.A. Foodservice	115	5	–	–	120	(6.5%	)	(14.3%	)

North America	$974	$80	$–	$–	$1,054	(6.5%	)	(10.7%	)

European Union	125	62	–	–	187	45.3%		8.1%
Developing Markets	136	15	–	(8)	143	38.8%		15.3%
Corporate Items	(47)	–	–	–	(47)	6.0%		6.0%

Kraft Foods Operating Income	$1,188	$157	$–	$(8)	$1,337	1.0%		(6.3%	)

2006 Reconciliation

U.S. Beverages	$116	$9	$–	$–	$125
U.S. Cheese	120	52	–	–	172
U.S. Convenient Meals	120	35	–	–	155
U.S. Grocery	312	12	–	–	324
U.S. Snacks & Cereals	251	13	–	–	264
Canada & N.A. Foodservice	123	9	–	8	140

North America	$1,042	$130	$–	$8	$1,180

European Union	86	87	–	–	173
Developing Markets	98	26	–	–	124
Corporate Items	(50)	–	–	–	(50)

Kraft Foods Operating Income	$1,176	$243	$–	$8	$1,427

Kraft Foods Inc.

Reconciliation of GAAP and Non-GAAP Information

Net Revenues

For the Three Months Ended September 30,

($ in millions) (Unaudited)

						% Change		Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)	As Restated (GAAP)	Organic (Non- GAAP)	Volume		Mix		Price

2007 Reconciliation

U.S. Beverages	$712	$(20)	$–	$–	$692	4.9%	6.0%	4.9	pp	(1.2	)pp	2.3	pp
U.S. Cheese	859	–	–	–	859	4.6%	4.6%	(3.0)		1.4		6.2
U.S. Convenient Meals	995	–	–	–	995	6.8%	6.8%	3.0		2.8		1.0
U.S. Grocery	757	–	–	–	757	4.6%	7.1%	0.9		2.9		3.3
U.S. Snacks & Cereals	1,475	–	–	–	1,475	1.9%	2.7%	(0.5)		2.5		0.7
Canada & N.A. Foodservice	1,080	(4)	–	(35)	1,041	9.3%	6.8%	0.8		0.5		5.5

North America	$5,878	$(24)	$–	$(35)	$5,819	5.1%	5.3%	1.3		1.0		3.0

European Union	1,855	–	(126)	(109)	1,620	20.1%	4.9%	4.7		2.8		(2.6)
Developing Markets	1,321	–	(3)	(68)	1,250	19.2%	12.8%	7.3		(0.2)		5.7

Kraft Foods	$9,054	$(24)	$(129)	$(212)	$8,689	9.8%	6.3%	2.7	pp	1.3	pp	2.3	pp

2006 Reconciliation

U.S. Beverages	$679	$(26)	$–	$–	$653
U.S. Cheese	821	–	–	–	821
U.S. Convenient Meals	932	–	–	–	932
U.S. Grocery	724	(17)	–	–	707
U.S. Snacks & Cereals	1,447	(11)	–	–	1,436
Canada & N.A. Foodservice	988	(13)	–	–	975

North America	$5,591	$(67)	$–	$–	$5,524

European Union	1,544	–	–	–	1,544
Developing Markets	1,108	–	–	–	1,108

Kraft Foods	$8,243	$(67)	$–	$–	$8,176

Kraft Foods Inc.

Reconciliation of GAAP and Non-GAAP Information

Operating Income

For the Three Months Ended September 30,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non- Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)		Excluding Items (Non- GAAP)

2007 Reconciliation

U.S. Beverages	$(8)	$2	$120	$–	$114	(100.0+%	)	26.7%
U.S. Cheese	86	15	–	–	101	(49.7%	)	(46.3%	)
U.S. Convenient Meals	104	13	–	–	117	–		(6.4%	)
U.S. Grocery	223	3	–	–	226	4.2%		(0.9%	)
U.S. Snacks & Cereals	226	10	–	–	236	(4.6%	)	(8.5%	)
Canada & N.A. Foodservice	133	1	–	–	134	10.8%		5.5%

North America	$764	$44	$120	$–	$928	(17.8%	)	(8.7%	)

European Union	129	24	–	–	153	(62.8%	)	(4.4%	)
Developing Markets	137	13	–	–	150	12.3%		22.0%
Corporate Items	(49)	–	–	–	(49)	(11.4%	)	(11.4%	)

Kraft Foods Operating Income	$981	$81	$120	$–	$1,182	(27.6%	)	(5.8%	)

2006 Reconciliation

U.S. Beverages	$84	$6	$–	$–	$90
U.S. Cheese	171	17	–	–	188
U.S. Convenient Meals	104	21	–	–	125
U.S. Grocery	214	14	–	–	228
U.S. Snacks & Cereals	237	18	–	3	258
Canada & N.A. Foodservice	120	7	–	–	127

North America	$930	$83	$–	$3	$1,016

European Union	347	64	–	(251)	160
Developing Markets	122	1	–	–	123
Corporate Items	(44)	–	–	–	(44)

Kraft Foods Operating Income	$1,355	$148	$–	$(248)	$1,255

Kraft Foods Inc.

Reconciliation of GAAP and Non-GAAP Information

Net Revenues

For the Three Months Ended December 31,

($ in millions) (Unaudited)

						% Change		Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non-GAAP)	As Restated (GAAP)	Organic (Non-GAAP)	Volume		Mix		Price

2007 Reconciliation

U.S. Beverages	$713	$(4)	$–	$–	$709	3.3%	6.1%	3.4	pp	2.6	pp	0.1	pp
U.S. Cheese	1,122	–	–	–	1,122	11.8%	11.8%	2.8		0.6		8.4
U.S. Convenient Meals	938	–	–	–	938	6.7%	6.7%	5.2		1.3		0.2
U.S. Grocery	866	–	–	–	866	2.5%	3.3%	0.2		1.2		1.9
U.S. Snacks & Cereals	1,519	–	–	–	1,519	2.3%	3.2%	3.0		0.1		0.1
Canada & N.A. Foodservice	1,139	(2)	–	(85)	1,052	9.9%	2.4%	–		(1.4)		3.8

North America	$6,297	$(6)	$–	$(85)	$6,206	6.0%	5.4%	2.3		0.7		2.4

European Union	2,508	–	–	(293)	2,215	18.2%	4.4%	3.8		1.6		(1.0)
Developing Markets	1,591	–	–	(118)	1,473	21.5%	12.4%	3.1		4.3		5.0

Kraft Foods	$10,396	$(6)	$–	$(496)	$9,894	10.9%	6.2%	2.7	pp	1.5	pp	2.0	pp

2006 Reconciliation

U.S. Beverages	$690	$(22)	$–	$–	$668
U.S. Cheese	1,004	–	–	–	1,004
U.S. Convenient Meals	879	–	–	–	879
U.S. Grocery	845	(7)	–	–	838
U.S. Snacks & Cereals	1,485	(13)	–	–	1,472
Canada & N.A. Foodservice	1,036	(9)	–	–	1,027

North America	$5,939	$(51)	$–	$–	$5,888

European Union	2,122	–	–	–	2,122
Developing Markets	1,310	–	–	–	1,310

Kraft Foods	$9,371	$(51)	$–	$–	$9,320

Kraft Foods Inc.

Reconciliation of GAAP and Non-GAAP Information

Operating Income

For the Three Months Ended December 31,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non- Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)		Excluding Items (Non- GAAP)

2007 Reconciliation

U.S. Beverages	$61	$7	$–	$5	$73	100.0+%		100.0+%
U.S. Cheese	69	11	–	–	80	(67.9%	)	(65.1%	)
U.S. Convenient Meals	79	9	–	–	88	54.9%		4.8%
U.S. Grocery	265	5	–	–	270	(45.7%	)	0.7%
U.S. Snacks & Cereals	233	7	–	–	240	50.3%		(0.8%	)
Canada & N.A. Foodservice	80	50	–	–	130	(32.8%	)	6.6%

North America	$787	$89	$–	$5	$881	(11.1%	)	(10.2%	)

European Union	199	29	10	–	238	100.0+%		0.4%
Developing Markets	125	15	–	–	140	(22.4%	)	(19.5%	)
Corporate Items	(71)	–	–	–	(71)	(20.3%	)	(20.3%	)

Kraft Foods Operating Income	$1,040	$133	$10	$5	$1,188	6.9%		(10.9%	)

2006 Reconciliation

U.S. Beverages	$(143)	$9	$75	$95	$36
U.S. Cheese	215	14	–	–	229
U.S. Convenient Meals	51	33	–	–	84
U.S. Grocery	488	6	–	(226)	268
U.S. Snacks & Cereals	155	18	69	–	242
Canada & N.A. Foodservice	119	3	–	–	122

North America	$885	$83	$144	$(131)	$981

European Union	(14)	81	170	–	237
Developing Markets	161	13	–	–	174
Corporate Items	(59)	–	–	–	(59)

Kraft Foods Operating Income	$973	$177	$314	$(131)	$1,333

Kraft Foods Inc.

Reconciliation of GAAP and Non-GAAP Information

Net Revenues

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

							% Change				Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Implementation Costs	Organic (Non- GAAP)	As Restated (GAAP)		Organic (Non-GAAP)		Volume		Mix		Price

2006 Reconciliation

U.S. Beverages	$2,886	$(112)	$–	$–	$–	$2,774	1.2%		2.4%		(2.4	)pp	3.2	pp	1.6	pp
U.S. Cheese	3,544	–	–	–	–	3,544	(3.1%	)	(2.5%	)	(0.2)		0.6		(2.9)
U.S. Convenient Meals	3,697	–	–	–	–	3,697	4.8%		4.8%		2.7		2.0		0.1
U.S. Grocery	3,225	(59)	–	–	–	3,166	(3.8%	)	(2.2%	)	(3.3)		0.3		0.8
U.S. Snacks & Cereals	5,810	(127)	–	–	–	5,683	0.7%		2.9%		0.5		0.9		1.5
Canada & N.A. Foodservice	3,956	(71)	–	(153)	–	3,732	(4.4%	)	(1.7%	)	(6.9)		5.5		(0.3)

North America	$23,118	$(369)	$–	$(153)	$–	$22,596	(0.8%	)	0.7%		(1.9)		2.4		0.2

European Union	6,672	–	(110)	93	–	6,655	(0.6%	)	(0.7%	)	(1.7)		0.9		0.1
Developing Markets	4,566	–	(1)	(85)	–	4,480	11.2%		9.6%		(0.9)		6.1		4.4

Kraft Foods	$34,356	$(369)	$(111)	$(145)	$–	$33,731	0.7%		1.5%		(1.7	)pp	2.5	pp	0.7	pp

2005 Reconciliation

U.S. Beverages	$2,852	$(141)	$–	$–	$(1)	$2,710
U.S. Cheese	3,657	(22)	–	–	–	3,635
U.S. Convenient Meals	3,527	–	–	–	–	3,527
U.S. Grocery	3,352	(114)	–	–	–	3,238
U.S. Snacks & Cereals	5,768	(248)	–	–	1	5,521
Canada & N.A. Foodservice	4,137	(342)	–	–	2	3,797

North America	$23,293	$(867)	$–	$–	$2	$22,428

European Union	6,714	(12)	–	–	–	6,702
Developing Markets	4,106	(19)	–	–	–	4,087

Kraft Foods	$34,113	$(898)	$–	$–	$2	$33,217

Kraft Foods Inc.

Reconciliation of GAAP and Non-GAAP Information

Operating Income

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non- Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)		Excluding Items (Non- GAAP)

2006 Reconciliation

U.S. Beverages	$204	$26	$75	$95	$400	(55.5%	)	(14.7%	)
U.S. Cheese	660	92	–	–	752	(3.6%	)	8.8%
U.S. Convenient Meals	412	90	–	–	502	(13.1%	)	3.5%
U.S. Grocery	1,254	50	–	(226)	1,078	23.1%		(4.7%	)
U.S. Snacks & Cereals	774	55	168	5	1,002	(9.8%	)	5.1%
Canada & N.A. Foodservice	449	25	–	9	483	33.2%		(2.0%	)

North America	$3,753	$338	$243	$(117)	$4,217	(2.0%	)	(0.1%	)

European Union	548	253	170	(251)	720	(24.1%	)	(4.6%	)
Developing Markets	416	82	11	–	509	4.0%		17.3%
Corporate Items	(196)	–	–	–	(196)	3.9%		3.9%

Kraft Foods Operating Income	$4,521	$673	$424	$(368)	$5,250	(4.8%	)	0.8%

2005 Reconciliation

U.S. Beverages	$458	$11	$–	$–	$469
U.S. Cheese	685	7	–	(1)	691
U.S. Convenient Meals	474	11	–	–	485
U.S. Grocery	1,019	17	93	2	1,131
U.S. Snacks & Cereals	858	32	63	–	953
Canada & N.A. Foodservice	337	43	113	–	493

North America	$3,831	$121	$269	$1	$4,222

European Union	722	147	–	(114)	755
Developing Markets	400	29	–	5	434
Corporate Items	(204)	–	–	–	(204)

Kraft Foods Operating Income	$4,749	$297	$269	$(108)	$5,207